UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2023

Graco Inc.
(Exact name of registrant as specified in charter)

Minnesota	001-09249	41-0285640
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88 – 11th Avenue Northeast
Minneapolis,	Minnesota	55413
(Address of principal executive offices)		(Zip Code)

(612)	623-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2023, Graco Inc. (the “Company”) announced the following change to its principal accounting officer designation effective May 1, 2023.

Christopher D. Knutson, 45, will become Executive Vice President, Corporate Controller, and will serve as the Company’s principal accounting officer. Mr. Knutson originally joined the Company in 2008 and has served as Director of Corporate Treasury and Investor Relations since July 2022, having also held those positions, in addition to the role of South and Central America Regional Controller, from April 2020 to June 2022. From September 2017 to March 2020, he was Director of Corporate Treasury and South and Central America Regional Controller. Mr. Knutson worked outside of the Company from June 2016 to August 2017 as Vice President of Finance at United Skin Specialists LLC, a private equity portfolio company where he was primarily responsible for the organization’s treasury and financial functions. He served in various finance and accounting roles within the Company from 2008 through May 2016, notably as Applied Fluid Technologies Divisional Controller, Asia Pacific Regional Controller, Lubrication Equipment Divisional Controller and Global Internal Audit Manager. Prior to joining the Company, he was an Audit Manager in the audit practice of PricewaterhouseCoopers LLP from 2001 to 2008. Mr. Knutson holds a Bachelor of Accountancy and Bachelor of Business Administration from the University of North Dakota, as well as non-active certified public accounting licenses in multiple states. In connection with Mr. Knutson’s appointment, he will be offered the Company’s standard form of Key Employee Agreement.

Kathryn L. Schoenrock, 45, will become Executive Vice President and Chief Technology Officer. Ms. Schoenrock joined the Company in 2012 and has held the position of Executive Vice President, Corporate Controller and Information Systems since January 2022, and has served as the Company’s principal accounting officer since August 2020. Ms. Schoenrock will cease performing the duties of principal accounting officer for the Company in connection with her new assignment.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1     Press Release dated April 5, 2023.

104    Cover Page Interactive Data File (included within the Inline XBRL document).

Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    GRACO INC.

Date:	April 5, 2023	By:	/s/ Joseph James Humke______________________
Joseph James Humke
Its: Executive Vice President, General Counsel and Corporate Secretary